     As filed with the Securities and Exchange Commission on May 17, 2000
                                                    Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                               ---------------

                        iBEAM BROADCASTING CORPORATION
            (Exact name of Registrant as specified in its charter)

                               ---------------

        Delaware                    7389                    94-3296895
     (State or other          (Primary Standard          (I.R.S. Employer
     jurisdiction of             Industrial           Identification Number)
    incorporation or         Classification Code
      organization)                Number)
                         645 Almanor Avenue, Suite 100
                              Sunnyvale, CA 94086
                                (408) 523-1600
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               ---------------

                                  Chris Dier
                            Chief Financial Officer
                        iBEAM Broadcasting Corporation
                         645 Almanor Avenue, Suite 100
                              Sunnyvale, CA 94086
                                (408) 523-1600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------

                                  Copies to:
   Barry Taylor, Esq.                                   Bruce Dallas, Esq.
    David Dayan, Esq.                                  Davis Polk & Wardwell
  Charles Prober, Esq.                                  1600 El Camino Real
 Wilson Sonsini Goodrich                               Menlo Park, CA 94025
        & Rosati                                          (650) 752-2000
Professional Corporation
   650 Page Mill Road
   Palo Alto, CA 94304
     (650) 493-9300            ---------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

                               ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[X] 333-95833
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                        Proposed       Proposed
 Title of Each Class of     Amount      Maximum        Maximum      Amount of
    Securities to be        to be    Offering Price   Aggregate    Registration
       Registered         Registered   Per Share    Offering Price     Fee
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
Common Stock, $.0001 par
 value(1)...............  1,150,000      $10.00      $11,500,000      $3,036
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
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by iBEAM Broadcasting Corporation (Reg. No. 333-95833) pursuant to the Securities Act of 1933, as amended, and declared effective on May 17, 2000, including the exhibits thereto, is incorporated by reference into this Registration Statement.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sunnyvale, State of California, on the 17th day of May, 2000.

                                          iBEAM BROADCASTING CORPORATION

                                             /s/ Peter Desnoes
                                          By:
                                             __________________________________
                                            Peter Desnoes
                                            President and Chief Executive
                                            Officer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

             Signature                           Title                 Date
             ---------                           -----                 ----

/s/ Peter Desnoes                    President and Chief           May 17, 2000
____________________________________  Executive Officer and
Peter Desnoes                         Chairman of the Board
                                      (Principal Executive
                                      Officer)

Chris Dier*                          Vice President and Chief      May 17, 2000
____________________________________  Financial Officer
Chris Dier                            (Principal Financial and
                                      Accounting Officer)

Barry Baker*                         Director                      May 17, 2000
____________________________________
Barry Baker

Frederic Seegal*                     Director                      May 17, 2000
____________________________________
Frederic Seegal

Richard Shapero*                     Director                      May 17, 2000
____________________________________
Richard Shapero

Peter Wagner*                        Director                      May 17, 2000
____________________________________
Peter Wagner

Robert Wilmot*                       Director                      May 17, 2000
____________________________________
Robert Wilmot


*By: /s/ Peter Desnoes
  ____________________________
  Peter Desnoes
  Attorney-in-fact

                               INDEX TO EXHIBITS

 Exhibit
 Number                         Description of Document
 -------                        -----------------------
  5.1    Opinion of Wilson Sonsini Goodrich & Rosati Professional Corporation.
 23.1    Consent of PricewaterhouseCoopers LLP, Independent Accountants.
 23.2    Consent of KPMG LLP, Independent Auditor.
 23.3    Consent of Counsel. Reference is made to Exhibit 5.1.